Supplement to the
Fidelity® Variable Insurance Products
Target Volatility Portfolio
Service Class and Service Class 2
April 29, 2023
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the "Management Contract" section.
The following table provides information relating to other accounts managed by Mr. Loehrke as of May 31, 2023:
	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$198	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none
* Includes assets of VIP Target Volatility Portfolio managed by Mr. Loehrke ($198 (in millions) assets managed).
As of May 31, 2023, the dollar range of shares of VIP Target Volatility Portfolio beneficially owned by Mr. Loehrke was none.

VIPTV-SSTK-0823-107-1.9858908.107	August 24, 2023